Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Fiscal Year End Report of TeamStaff, Inc (the Company) on Form 10-K for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), the undersigned, being, T. Kent Smith, Chief Executive Officer of the Company, and Rick J. Filippelli, Chief Financial Officer and Principal Accounting Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: December 16, 2005

/s/ T. Kent Smith Chief Executive Officer	/s/ Rick J. Filippelli Chief Financial Officer, Principal Accounting Officer